1838 Investment Advisors Funds


                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the President and Chief Executive Officer of the 1838 Investment Advisors Funds (the "Funds") hereby certifies, with respect to the Fund's Form N-CSR for the period ended October 31, 2004 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: January 5,2005                             /s/ W. Thacher Brown
                                                  -----------------------------
                                                  W. Thacher Brown
                                                  Chairman and President
                                                  (Principal Executive Officer)

\\                         1838 Investment Advisors Funds


                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the President and Chief Executive Officer of the 1838 Investment Advisors Funds (the "Funds") hereby certifies, with respect to the Fund's Form N-CSR for the period ended October 31, 2004 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: January 5,2005                             /s/ John J. Kelley
                                                  -----------------------------
                                                  John J. Kelley
                                                  Secretary and Treasurer
                                                  (Principal Financial Officer)